UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2011

MONTPELIER RE HOLDINGS LTD.

(Exact name of Registrant as specified in its Charter)

Bermuda	001-31468	98-0428969
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation or		Identification No.)
Organization)

Montpelier House
94 Pitts Bay Road
Pembroke HM 08

Bermuda

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (441) 296-5550

Not Applicable

 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

A copy of the opinion of Appleby relating to the validity of the 6,000,000 8.875% Non-Cumulative Preferred Shares, Series A, par value 1/6 cent per share (the “Non-Cumulative Preferred Shares”) of Montpelier Re Holdings Ltd. (the “Company”), which were offered and sold pursuant to the Company’s final prospectus supplement, as filed with the Securities and Exchange Commission on May 5, 2011 pursuant to Rule 424(b)(5), constituting a part of the Company’s Registration Statement on Form S-3 (Registration No. 333-159907) (the “Registration Statement”), is filed as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits.

The following documents are filed with reference to and are hereby incorporated into the Registration Statement.

(d)	Exhibits.

Exhibit
No.	Description of Exhibit

5.1	Opinion of Appleby relating to the validity of the Non-Cumulative Preferred Shares.

23.1	Consent of Appleby (included in Exhibit 5.1 above).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Montpelier Re Holdings Ltd.
(Registrant)

May 10, 2011	By:	/s/ Jonathan B. Kim
Date		Name:	Jonathan B. Kim
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

5.1	Opinion of Appleby relating to the validity of the Non-Cumulative Preferred Shares.

23.1	Consent of Appleby (included in Exhibit 5.1 above).